UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NANOPHASE TECHNOLOGIES CORPORATION

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1319 Marquette Drive

Romeoville, Illinois 60446

July 9, 2010

Dear Stockholder:

On behalf of the Board of Directors, I invite you to attend the 2010 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, on Monday, August 23, 2010 at 10:00 a.m., Chicago time. The formal notice of the Annual Meeting appears on the following page.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. On July 9, 2010, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2010 Proxy Statement and Annual Report and vote online, by phone, in person or by mail.

The attached Notice of Annual Meeting and Proxy Statement describes the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or sign and date a paper copy of the proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

You are welcome to attend the August 23, 2010 meeting, and I urge you to vote via telephone, over the Internet or by paper proxy as soon as possible.

Sincerely,

/s/ JESS JANKOWSKI
Jess Jankowski
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2010

To the Stockholders of

Nanophase Technologies Corporation:

The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) will be held at 10:00 a.m., Chicago time, on Monday, August 23, 2010, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, for the following purposes:

(1)	To elect three Class I directors to the Company’s Board of Directors;

(2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 35,000,000;

(3)	To approve the adoption of the 2010 Equity Compensation Plan;

(4)	To ratify the appointment by the Company’s Audit and Finance Committee of McGladrey & Pullen, LLP as the independent auditors of the Company’s financial statements for the year ended December 31, 2010; and

(5)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on June 29, 2010 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ FRANK CESARIO
Frank Cesario
Chief Financial Officer

Romeoville, Illinois

July 9, 2010

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE. INSTRUCTIONS REGARDING THE VARIOUS METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD, INCLUDING VOTING BY TOLL-FREE TELEPHONE NUMBER OR THE INTERNET. IF YOU RECEIVED A PAPER COPY OF YOUR PROXY CARD BY MAIL, YOU MAY STILL VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE PROXY CARD, SIGNING AND DATING IT AND MAILING IT IN THE ENVELOPE PROVIDED.

NANOPHASE TECHNOLOGIES CORPORATION

1319 Marquette Drive

Romeoville, Illinois 60446

(630) 771-6708

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) of Nanophase Technologies Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Chicago time, Monday, August 23, 2010, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed or made available via the Internet to stockholders on or about July 9, 2010.

Record Date and Outstanding Shares — The Board of Directors has fixed the close of business on June 29, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 21,204,162 shares of Common Stock, par value $0.01 per share (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Notice of Electronic Availability of Proxy Statement and Annual Report — As permitted by rules adopted by the Securities and Exchange Commission, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On July 9, 2010 we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2010 Proxy Statement and Annual Report and vote online, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Voting of Proxies — Jess Jankowski, the person named as proxy on the proxy card accompanying this Proxy Statement, was selected by the Board of Directors to serve in such capacity. Mr. Jankowski is an executive officer of the Company and is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy). Stockholders will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Required Vote — The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for Class I director. The affirmative vote of the majority of the outstanding shares of Common Stock is required to approve the amendment to the Company’s Certificate of Incorporation increasing the Company’s authorized Common Stock. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the proposed 2010 Equity Compensation Plan and to ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company’s financial statements for the year ended December 31, 2010. Stockholders will not be allowed to cumulate their votes in the election of directors.

Quorum; Abstentions and Broker Non-Votes — The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to approving the amendment to the Company’s Certificate of Incorporation increasing the Company’s authorized Common Stock and the adoption of the 2010 Equity Compensation Plan and ratifying the appointment of the Company’s independent auditors and will have the same effect as votes “against” such proposal(s). Broker non-votes will also be considered votes “against” the amendment to the Company’s Certificate of Incorporation increasing the Company’s authorized Common Stock and the adoption of the 2010 Equity Compensation Plan, but will have no effect on the vote to ratify the appointment of the Company’s independent auditors.

Annual Report to Stockholders — The Company’s Annual Report to Stockholders for the year ended December 31, 2009, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Printed copies will be made available upon request.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors. Article VI of the Company’s Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, three directors of Class I will be elected for a term of three years expiring at the Company’s 2013 Annual Meeting of Stockholders. The Company prepared the following director summaries using information furnished to the Company by the nominee/director. The nominees are presently serving as directors of the Company. See “Nominees” below.

The five directors whose terms of office do not expire in 2010 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below.

If at the time of the Annual Meeting the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, is set forth below:

Name	Served as Director Since	Age	Position with Company
James A. Henderson	2001	75	Director
James A. McClung, Ph.D.	2000	72	Director
R. Janet Whitmore	2003	55	Director

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

Mr. Henderson has served as a director of the Company since July 2001. He retired as Chairman and Chief Executive Officer of Cummins Engine Company (now Cummins Inc.) in December 1999, after joining the company in 1964. Mr. Henderson became President and Chief Operating Officer of Cummins in 1977, was promoted to President and Chief Executive Officer in 1994 and served as Chairman and Chief Executive Officer from 1995 until his retirement in 1999. Mr. Henderson attended Culver Military Academy, holds an A.B. in public and international affairs from Princeton University and an M.B.A. from Harvard Business School. Mr. Henderson also currently serves as a member of the Board of Directors of Hillenbrand, Inc.

Mr. Henderson previously served as a director of AT&T, Inc., International Paper, Rohm & Haas and Ryerson, Inc. He serves as Chairman of the Board of the Culver Education Foundation and is a past Chair of the Executive Committee of the Princeton University Board of Trustees. The Company believes that Mr. Henderson’s extensive and diverse background in corporate leadership in technology-based companies, operations experience, and business acumen makes him a valuable member of its Board of Directors.

Mr. McClung has served as a director of the Company since February 2000. Currently he is Chairman/CEO of Lismore International. He retired as Senior Vice President and executive officer for FMC Corporation (which has since been split into three public corporations: 1) FMC, 2) FMC Technology and 3) John Bean Technologies), a leading producer of a diversified portfolio of chemicals and machinery. He has over 30 years of international business development experience in over 75 countries, having managed and developed new technologies and production processes for diversified global businesses, including specialized chemicals and machinery, while living in the United States, Europe and Africa. Mr. McClung currently serves as Corporate Board member of Alticor (Amway), NCCI and Hu-Friedy. He was a founding member of the U.S.-Russia Business Council and is active in other international business organizations, such as the Japan American Society, Chicago Council on Global Affairs, Executive Club of Chicago, and the Economic Club of Chicago. He serves as a board director at Thunderbird School of Global Management and the College of Wooster (Ohio). Mr. McClung earned a Bachelor’s degree from the College of Wooster, a Master’s degree from the University of Kansas and a Doctorate from Michigan State University. The Company believes that Mr. McClung’s extensive global business development and worldwide management experience, including his experience in the specialty chemicals industry, make him a valuable member of its Board of Directors.

Ms. Whitmore joined the board in November 2003. She is a former director of Silverleaf Resorts, Inc., where she served as Chairman of the Compensation Committee and as a member of the Audit Committee. She is also a former director of Epoch Biosciences, a supplier of proprietary products used to accelerate genomic analysis. Ms. Whitmore is Founder of Benton Consulting, LLC, which specializes in business development and processes. From 1976 through 1999, Ms. Whitmore held numerous engineering and finance positions at Mobil Corporation, including Mobil’s Chief Financial Analyst and Controller of Mobil's Global Petrochemicals Division. Ms. Whitmore holds a B.S. degree in Chemical Engineering from Purdue University and an M.B.A. from Lewis University. The Company believes that Ms. Whitmore’s combination of global financial, engineering, and management expertise makes her a valuable member of its Board of Directors.

OTHER DIRECTORS

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified. The Company prepared the following director summaries using information furnished to the Company by the directors.

Name	Age	Position with Company	Served as Director Since	Term Expires	Class
Richard W. Siegel, Ph.D.	72	Director	1989	2011	II
Jess Jankowski	44	Director, President and Chief Executive Officer	2009	2011	II
Donald S. Perkins	83	Chairman of the Board of Directors	1998	2012	III
Jerry K. Pearlman	71	Director	1999	2012	III
George A. Vincent, III	65	Vice Chairman of the Board of Directors	2007	2012	III

Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel served as a consultant to the Company from 1990 to 2002 with regard to the application and commercialization of nanomaterials. Dr. Siegel is an internationally recognized scientist in the field of nanomaterials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company’s physical-vapor-synthesis production system. Dr. Siegel has been the Robert W. Hunt Professor in Materials Science and Engineering at Rensselaer Polytechnic Institute since June 1995, and served as Department Head from 1995 to 2000. In April 2001, Dr. Siegel became the founding Director of the newly created Rensselaer Nanotechnology Center at the Institute. During 1995-1998, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize received in 1994. During 2003-2004 he was a visiting professor in Japan on a RIKEN Eminent Scientist Award. He chaired the World Technology Evaluation Center worldwide study of nanostructure science and technology for the U.S. government, has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. He served on the Nanotechnology Technical Advisory Group to the U.S. President’s Council of Advisors on Science and Technology during 2003-2009. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana-Champaign. The Company believes that Dr. Siegel’s value to its Board of Directors, as co-founder of the Company and inventor of its initial base technology, is self-explanatory.

Mr. Jankowski joined the board in February 2009. He joined the Company as its Controller in 1995. He was elected Secretary and Treasurer in1999, Acting Chief Financial

Officer in 2000, Vice President in 2002, Vice President of Finance and Chief Financial Officer in 2004, Acting Chief Executive Officer in August 2008 and President and Chief Executive Officer in February 2009. From 1990-1995 he served as Controller for two building contractors in the Chicago area, during which time he had significant business development responsibilities. From 1986 to 1990 he worked for Kemper Financial Services. Mr. Jankowski holds a B.S. from Northern Illinois University and an M.B.A. from Loyola University of Chicago. He has served on the TechAmerica Midwest Board since 2008 and was an active member of the TechAmerica Midwest CFO Committee from 2006 through 2008. He was appointed to the Advisory Board of the Nanobusiness Alliance in 2009. Mr. Jankowski was appointed to the Romeoville Economic Development Commission in 2004. He has also served on the advisory board of NITECH (Formerly WESTEC), an Illinois Technology Enterprise Center focusing on the commercialization of advanced manufacturing technologies from 2003 to 2008. In 2009, Mr. Jankowski was appointed to the board of directors of the Northern Illinois Technology Foundation, an economic development and technology transfer entity that is part of Northern Illinois University. The Company believes that Mr. Jankowski’s long-term and intimate experience with Nanophase operations, along with his financial and management expertise makes him a valuable member of its Board of Directors.

Mr. Perkins has served as a director of the Company since February 1998. Mr. Perkins retired from Jewel Companies, Inc., the retail supermarket and drug chain, in 1983. He had been with Jewel since 1953, serving as President from 1965 to 1970, as Chairman of the Board of Directors from 1970 to 1980, and as Chairman of the Executive Committee until his retirement. He has served on a number of corporate boards and is currently a director of LaSalle Hotel Properties and La Salle U.S. Realty Income and Growth Fund III. For more than 30 years, he has served on corporate boards including AT&T, Aon, Corning, Cummins Engine, Eastman Kodak, Firestone, Inland Steel Industries, Kmart, Lucent Technologies, The Putnam Funds, Springs Industries and Time-Warner, Inc. He has served as a Trustee of The Ford Foundation and The Brookings Institution, as a member of The Business Council and as a Protector of the Thyssen-Bornemisza Continuity Trust. Mr. Perkins is a life trustee and was Vice Chairman of the Board of Trustees of Northwestern University. He is also a member of the Civic Committee of The Commercial Club of Chicago, and Advisory Boards for Blue Ridge Partners, Shields-Meneley, RoundTable Healthcare Partners L.P., Northwestern University’s School of Communication and its School of Education and Social Policy. Mr. Perkins holds a B.A. degree from Yale University and an M.B.A. degree from the Harvard Graduate School of Business Administration. The Company believes that Mr. Perkins’ extensive resume of corporate leadership, including Board service, makes him a valuable member of its Board of Directors.

Mr. Pearlman has served as a director of the Company since April 1999. Mr. Pearlman retired as Chairman of Zenith Electronics Corporation in November 1995. He joined Zenith as controller in 1971 and served as chief executive officer from 1983 through April 1995. Mr. Pearlman is currently a director of Smurfit Stone Container Corporation. He is a former director of First National Bank of Chicago, Ryerson and Royal Packaging Van Leer. He is a life trustee of Northwestern University and a life director and past chairman of the board of Evanston Northwestern Healthcare. Mr. Pearlman graduated from Princeton with honors from the Woodrow Wilson School and from Harvard Business School with highest honors. The Company believes that Mr. Pearlman’s extensive financial and leadership experience make him a valuable member of its Board of Directors.

Mr. Vincent has served as a Director of the Company since November 2007. In August 2008, he was appointed as Vice Chairman of the Company’s Board of Directors. He is the retired President and Chairman of The HallStar Company, where he served as CEO for more than twenty years. HallStar is a chemical manufacturer and innovator specializing in material science, marketing its products worldwide, primarily into the polymer and personal care industries. Prior to HallStar, Mr. Vincent held positions in purchasing, sales, commercial development and strategic planning with FMC Corporation (chemicals) and General Electric Company (chemicals and plastics). Mr. Vincent has served as Chairman of the Illinois Manufacturers’ Association (IMA) and the Chemical Industry Council of Illinois (CICI), as well as Director of the American Chemistry Council (ACC). Mr. Vincent serves on the Boards of several closely-held companies in the chemicals and materials industry sector. Mr. Vincent holds a Bachelor of Arts degree in Chemistry from Dartmouth College and an M.B.A. degree from Harvard Business School. The Company believes that Mr. Vincent’s extensive experience in the chemicals industry and management leadership makes him a valuable member of its Board of Directors.

Director Compensation — Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an “Outside Director”) is granted stock options to purchase 10,000 shares of common stock at the closing price as of the date of issuance (the fair market value). This initial option grant to an Outside Director vests over three to five years.

In 2009, the Company paid $5,500 as quarterly compensation to the Chairman of the Board of Directors totaling $22,000. The Company paid $4,500 as quarterly compensation to the Chairman of the Audit and Finance Committee totaling $18,000. The company paid $4,000 in the first quarter and $4,500 in the second, third and fourth quarters to the Vice Chairman of the Board of Directors totaling $17,500. All other directors were paid $4,000 each, which amounted to an annual total of $16,000 per such other Outside Director for services performed in their capacity as directors.

In addition, the Chairman of the Board of Directors received $2,090 in the first quarter of 2009 in deferred common stock (under the “Non-Employee Director Restricted Stock Plan” and the “Director Deferred Compensation Plan” as described below) based on the closing price on February 10, 2009. The Vice Chairman of the Board of Directors and the Chairman of the Audit and Finance Committee each received $1,710 in deferred common stock, compared to $1,520 to all other directors.

During the second, third and fourth quarters of 2009, the Company granted its outside directors stock appreciation rights (SAR’s) totaling 45,750 shares, under the Company’s Amended and Restated 2006 Stock Appreciation Rights Plan. The fair market value of the awards granted was $14,550 and is included in director compensation expense for the year ended December 31, 2009. The SAR’s granted vested immediately and are payable upon a director’s separation from service as a director.

In 2005, the Company adopted, and the shareholders approved, the 2005 Non-Employee Director Restricted Stock Plan (the “Director Restricted Stock Plan”) which reserved 150,000 shares of the Company’s common stock to be issued to Outside Directors in the form of restricted shares. In 2005, no awards were made under the Director Restricted Stock Plan. In 2005, the Company also adopted the Non-Employee Director Deferred Compensation Plan (the “Director Deferred Compensation Plan”) which permits an Outside Director to defer the receipt of director fees until separation from service or the Company undergoes a change in control. The Company amended the Director Restricted Stock Plan in 2005 to permit an Outside Director to defer receipt of restricted stock granted under it. The deferred restricted shares are accounted for under the Director Deferred Compensation Plan and issued upon separation from service or the Company’s change in control. Under the Director Deferred Compensation Plan, the deferred fees that would have been paid in cash are deemed invested in 5 year U.S. Treasury Bonds during the deferral period. The accumulated hypothetical earnings are paid following the Outside Director’s separation from service or the Company’s change in control. The deferred fees that would have been paid as restricted shares are deemed invested in common stock of the Company during the deferral period. The Director Deferred Compensation Plan is an unfunded, nonqualified deferred compensation arrangement. In 2009 and 2008, all Outside Directors elected to defer receipts of all of the restricted shares they became entitled to under the Director Restricted Stock Plan. In 2009 and 2008, no Outside Directors elected to defer receipt of cash under the Director Deferred Compensation Plan.

All Outside Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

2009 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Appreciation Rights ($)	Total($)
James A. Henderson	$16,000	$1,520	$1,908	$19,428
James A. McClung, Ph.D.	$18,000	$1,710	$2,147	$21,857
Jerry K. Pearlman	$16,000	$1,520	$1,908	$19,428
Donald S. Perkins	$22,000	$2,090	$2,624	$26,714
Richard W. Siegel, Ph.D.	$16,000	$1,520	$1,908	$19,428
R. Janet Whitmore	$16,000	$1,520	$1,908	$19,428
George A. Vincent, III	$17,500	$1,710	$2,147	$21,357

Meetings of the Board and Committees — During the year ended December 31, 2009, the Board of Directors held eight formal meetings. No director missed more than one board and one committee meeting held during 2009 (for all committees on which a particular director served).

Committees of the Board of Directors — The Board of Directors has established an Audit and Finance Committee, Compensation and Governance Committee and a Nominating Committee, each comprised entirely of independent directors who are not officers or employees of the Company. The members of the Audit and Finance Committee are Mr. McClung

(Chairman), Mr. Pearlman, Mr. Perkins and Mr. Vincent. The members of the Compensation and Governance Committee are Mr. Pearlman (Chairman), Mr. Henderson, Mr. Perkins and Mr. Vincent. The members of the Nominating Committee are Mr. Henderson (Chairman), Mr. McClung, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent. Each of the Audit and Finance, Compensation and Governance, and Nominating Committees operates pursuant to a written charter. Copies of the Committee charters are available on the Company’s Web site at www.nanophase.com under the link “Investor Relations - Corporate Governance”. The Company also operates under a written code of ethics, copies of which are available on the Company’s Website under the link “Investor Relations - Corporate Governance”.

The Audit and Finance Committee generally has responsibility for retaining the Company’s independent registered public accounting firm, reviewing the plan and scope of the accountants’ annual audit, reviewing the Company’s internal control functions and financial management policies and reporting to the Board of Directors regarding all of the foregoing. The Audit and Finance Committee held six formal meetings in 2009 and over the course of such meetings, the Audit and Finance Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with its independent registered public accounting firm, McGladrey and Pullen, LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended. In addition, the Committee has received from McGladrey and Pullen the written disclosures and the related communications by Independence Standards Board and the Public Company Accounting Oversight Board and discussed with McGladrey and Pullen their independence from the Company and its management. Based on the Audit and Finance Committee’s review and discussions of the foregoing matters, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in this Proxy Statement.

The Board of Directors has determined that Mr. Pearlman and Mr. Perkins are “audit committee financial experts” as described in applicable SEC rules. Each member of the Audit and Finance Committee is independent, as defined under applicable NASDAQ and SEC rules regarding independence.

The Compensation and Governance Committee generally has responsibility for establishing executive officer and key employee compensation, reviewing and establishing the Company’s executive compensation and general corporate governance policies and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee also has responsibility for administering the Amended 2004 Equity Compensation Plan, the 2005 Non-Employee Director Restricted Stock Plan and the 2006 Stock Appreciation Rights Plan, determining the number of options, restricted stock and stock appreciation rights, if any, to be granted to the Company’s employees, directors and consultants pursuant to the Company’s compensation plans and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee held four formal meetings in 2009.

The Nominating Committee generally has responsibility for nominating candidates to serve on the Board of Directors, reviewing and evaluating incumbent directors, and assessing the performance of management and the Board pursuant to its charter. All members of the Nominating Committee are independent. The Nominating Committee was formed in 2004 and held one formal meeting in 2009.

Communications with the Board of Directors — Any stockholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446. All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of the Company’s securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a stockholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the stockholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no relevance to the business or operations of the Company.

Directors’ Attendance at Annual Meetings — When a director is unable to attend an Annual Meeting of Stockholders in person, but is able to attend by electronic conferencing, the Company will arrange for the director to participate by other means such that the director can hear and be heard by those present at the meeting. The entire Board of Directors attended the Company’s 2009 Annual Meeting of Stockholders.

Board’s Philosophy in Risk Oversight, Roles, and Diversity — The Board of Directors considers its role in risk oversight to focus primarily on evaluating risk at the entity and strategic levels, with management primarily responsible for managing day-to-day risk factors and presenting summary materials for those positions to the Board of Directors. Consistent with this philosophy, the Board of Directors has no formal policy as to whether the roles of Chief Executive Officer and Chairman should be segregated or combined. The Board of Directors considers the circumstances of the Company and makes a determination as to the appropriate leadership structure for the Company at that time. As of the time of this filing, the positions of CEO and Chairman are held by two individuals – Mr. Perkins serves as Chairman and Mr. Jankowski serves as CEO. Mr. Perkins brings extensive experience in corporate leadership from his own working experience and from the many Boards on which he serves or has served in the past, and Mr. Jankowski, in his relatively new role as CEO, is expected to benefit from that experience. The Board of Directors believes that is the most appropriate structure for the Company at this time.

The Board of Directors does not have a stated policy regarding diversity. The Board seeks experienced individuals for service who bring extensive experience in leadership, operations, finance, and engineering, particularly in areas directly applicable to the Company or its intended future endeavors.

EXECUTIVE OFFICERS

The table below identifies executive officers of the Company who are not identified in the tables entitled “Election of Directors — Nominees” or “— Other Directors.” The Company prepared the following executive officer summaries using information furnished to the Company by the executive officer.

Name	Age	Position
Frank Cesario	40	Chief Financial Officer
David Nelson	43	Vice President — Sales and Marketing
Nancy Baldwin	59	Vice President — Human Resources and Investor Relations
Patrick Murray, Ph.D.	44	Vice President — Research and Development
H. Glenn Judd	42	Vice President — Operations

Mr. Cesario joined the Company in June 2009 as Chief Financial Officer. He brings more than 10 years of CFO and controller experience at manufacturing entities. Prior to joining Nanophase, Mr. Cesario served in a similar capacity with ISCO International, Inc., a publicly traded global supplier of telecommunications equipment, as well as Turf Ventures LLC, a privately held chemicals distributor. He began his career with KPMG Peat Marwick and then served in progressively responsible finance positions within Material Sciences Corporation and Outokumpu Copper, Inc. Mr. Cesario holds an M.B.A. (Finance) from DePaul University and a B.S. (Accountancy) from the University of Illinois, as well as a CPA license from the state of Illinois.

Mr. Nelson joined the Company in April 2007 as Vice President of Sales. He was appointed Vice President of Sales and Marketing in August 2008. He is an executive who brings over 15 years of business development experience. Prior to joining Nanophase, Mr. Nelson started and managed the LCD business for Eastman Chemical Company. Prior to that, he was a consultant with Mercer Management Consulting working on corporate strategy development and implementation. Mr. Nelson has also started two consumer goods manufacturing companies and has served as National Sales Manager for Pelouze Scale Company. He holds a B.S. in Marketing from Miami University and a M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Ms. Baldwin has served as the Director of Human Resources and Information Technology since joining the Company in 2000. In September of 2008, she was appointed as the Company’s Vice-President of Human Resources and Investor Relations. Prior to joining Nanophase, she served as Vice-President of iLink Global, and Chief Human Resources Officer at the Marketing Store, a global supplier to McDonald’s Corporation. Previous experience includes 14 years at Arthur Andersen, LLP & Andersen Consulting, LLP in various positions. Ms. Baldwin has a B.S. in Education from Western Illinois University and post graduate studies at Northern Illinois University. She is currently an active member of the Will County Three Rivers Manufacturing Human Resources Association.

Dr. Murray joined the Company in 2001 as a senior scientist. He was promoted to Director of Research and Development in 2005 and appointed Vice President of Research and Development in 2008. He holds an undergraduate degree in Biochemistry from Illinois Benedictine College (Benedictine University) and a doctorate in Organic Chemistry from the University of Illinois at Urbana-Champaign. Dr. Murray has over 15 years of experience in the areas of polymer synthesis, particle dispersion, chemical process development and technical project management. Dr. Murray has been focused on dispersion product development and technical support for business development. Prior to joining Nanophase, Dr. Murray held various research and management positions at Nalco Chemical Company.

Mr. Judd joined the Company in 2000 as a senior process engineer. In December of 2009, he was appointed as the Company’s Vice President of Operations. In his 9 years with the Company, he has served in progressively responsible engineering positions and has been instrumental in developing, building, and improving the Company’s engineering and production capabilities. He has 20 years of experience in the area of chemical process scale-up, particle dispersion technology, and manufacturing support. Before joining Nanophase, Mr. Judd held various research and engineering positions at the Eastman Kodak Company, and prior to that, spent time as an intern at Michigan Biotechnology Institute while attending college. He graduated with Honors from Michigan State University with a B.S. in Chemical Engineering, and currently holds a professional engineering license.

EXECUTIVE COMPENSATION

Compliance with Section 162(m)

The Compensation and Governance Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. The Compensation and Governance Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact the Company. In the future, the Compensation and Governance Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

Section 16(A) Beneficial Ownership Reporting Compliance – Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2009, all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except for an option grant to Mr. Jankowski executed on May 4, 2009, which was filed one day late, on May 7, 2009. During 2010, the Company believes that the required Section 16 filings executed on May 3, 2010 were one day late with regard to option grants to certain employees, including officers. The filings for those transactions with respect to Messrs. Jankowski, Cesario, Murray and Nelson and Ms. Baldwin occurred on May 6, 2010.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation for each of our named executive officers in U.S. dollars for the financial year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)		Bonus ($) (1)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (3)		All Other Compensation ($) (4)		Total ($)

Jess Jankowski President and Chief Executive Officer (formerly Chief Financial Officer) (5)	2009 2008	$ $	246,311 196,000	$ $	35,000 125,000	$ $	22,314 51,702	$ $	— —	$ $	18,218 23,626	$ $	321,843 396,328

Frank Cesario Chief Financial Officer (6)	2009		$50,192		$5,000		$15,606		$—		$—		$70,798

David Nelson Vice President Sales and Marketing	2009		$176,670		$16,000		$22,314		$—		$17,073		$232,057

Nancy Baldwin Vice President Human Resources and Investor Relations	2009		$147,992		$10,000		$22,314		$—		$7,633		$187,939

(1)	These amounts were earned in 2009 and 2008, but paid in early 2010 and 2009, respectively. Sixty percent of the 2008 bonus to Mr. Jankowski was authorized at the special meeting of the Board of Directors held on August 13, 2008, when Mr. Jankowski was appointed Acting Chief Executive Officer. This bonus was in recognition of additional responsibilities required of Mr. Jankowski and paid in quarterly increments.
(2)	The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the 2009 and 2008 fiscal years in accordance with FASB ASC Topic 718 (formerly SFAS 123R). See Note 12 of the notes to our financial statements contained elsewhere in this Annual Report for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 (formerly SFAS 123R) values.
(3)	None.
(4)	The amounts in this column represent 401(k) match, health and life insurance. Health insurance benefits are the same for all employees. Life insurance is provided in the amount equal to the annual base salary with a maximum of $150,000.
(5)	Effective August 2008, Mr. Jankowski was appointed Acting Chief Executive Officer. Effective February 2009, Mr. Jankowski was appointed President and Chief Executive Officer.
(6)	Effective June 2009, Mr. Cesario joined Nanophase as our Chief Financial Officer.

Employment Agreements

Effective August 12, 2009, the Company entered into an employment agreement with Mr. Jankowski in connection with his services as President and Chief Executive Officer of the Company. No term has been assigned to Mr. Jankowski’s employment agreement.

Pursuant to the terms of his employment agreement, Mr. Jankowski will receive an annual base salary of not less than $275,000. In addition, Mr. Jankowski will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance and achieving milestones approved by the Board of Directors of the Company (the “Board”).

Mr. Jankowski will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the Company’s 2004 Equity Compensation Plan or any successor plan (the “Plan”). Mr. Jankowski will also be entitled to the employee benefits made available by the Company generally to all other executive officers of the Company, subject to the terms and conditions of the Company’s employee benefit plans in effect from time to time.

In the event Mr. Jankowski’s employment is terminated other than for “cause”, as defined in the employment agreement, Mr. Jankowski will receive a sum equal to his base salary in effect at the time of termination for 52 full weeks after the effective date of termination, payable in proportionate amounts on the Company’s regular pay cycle for professional employees, provided that Mr. Jankowski signs, without subsequent revocation, a separation agreement and release in a form acceptable to the Company. In addition, all stock options granted to Mr. Jankowski prior to termination will become fully vested and exercisable in accordance with the applicable option grant agreement and the Plan. If he is terminated for cause, or if he resigns as an employee of the Company, Mr. Jankowski will not be entitled to any severance or other benefits accruing after the term of the employment agreement and such rights will be forfeited immediately upon the end of such term.

If, within two years after the occurrence of a change in control, as defined in his employment agreement, Mr. Jankowski’s employment is terminated other than for cause, his responsibilities or annual compensation are materially reduced without his prior consent, or the Company ceases to be publicly held (each, a “Trigger”), then, subject to Mr. Jankowski signing, without subsequently revoking, a separation agreement and release in a form acceptable to the Company, Mr. Jankowski will receive a sum equal to his base salary for 104 full weeks after the date the Trigger occurs. In addition, all stock options granted to Mr. Jankowski prior to the Trigger will become fully vested and exercisable in accordance with the applicable option grant agreement and the Plan.

Effective as of June 24, 2009, the Company entered into an employment agreement with Mr. Cesario providing for an annual base salary of not less than $150,000. The Company also granted to Mr. Cesario options to purchase up to 20,000 shares of Common Stock at an exercise price of $1.07 per share with options for one-third of such shares becoming exercisable on each of the first three anniversaries of the dates of grant. No term has been assigned to Mr. Cesario’s employment agreement. If Mr. Cesario is terminated other than for “cause” (as such term is defined in Mr. Cesario’s employment agreement), Mr. Cesario will receive severance benefits in an amount equal to Mr. Cesario’s base salary for 3 weeks.

Effective as of September 28, 2008, the Company entered into an employment agreement with Mr. Nelson providing for an annual base salary of not less than $185,000. No term has been assigned to Mr. Nelson’s employment agreement. If Mr. Nelson is terminated other than for “cause” on or before September 22, 2010 (as such term is defined in Mr. Nelson’s employment agreement), Mr. Nelson will receive severance benefits in an amount equal to Mr. Nelson’s base salary for 52 weeks; if termination without cause occurs thereafter, the Company shall pay Mr. Nelson's base salary for 39 weeks.

Effective as of September 25, 2008, the Company entered into an employment agreement with Ms. Baldwin providing for an annual base salary of not less than $150,000. No term has been assigned to Ms. Baldwin’s employment agreement. If Ms. Baldwin is terminated other than for “cause” (as such term is defined in Ms. Baldwin’s employment agreement), Ms. Baldwin will receive severance benefits in an amount equal to Ms. Baldwin’s base salary for 26 weeks.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2009.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED EARNED OPTIONS (#) EXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($)
Jess Jankowski	21,775	-0-	$7.687	05/24/10
	13,000	-0-	$10.875	01/26/11
	13,000	-0-	$7.062	02/28/11
	20,000	-0-	$6.650	01/03/12
	18,000	-0-	$3.660	03/24/13
	11,000	-0-	$5.550	10/11/14
	10,000	-0-	$6.030	09/27/15
	15,000	-0-	$6.010	09/27/16
	12,000	6,000	$4.480	11/06/17
	7,666	15,334	$3.140	05/12/18
	-0-	30,000	$1.020	05/04/19
					—	—

Frank Cesario	-0-	20,000	$1.070	06/24/19
					—	—

David Nelson	14,000	21,000	$6.130	04/09/17
	10,000	5,000	$4.480	11/06/17
	6,666	13,334	$3.140	05/12/18
	-0-	30,000	$1.020	05/04/19
					—	—

Nancy Baldwin	10,000	-0-	$11.625	11/20/10
	6,000	-0-	$6.650	01/03/12
	3,000	-0-	$5.550	10/11/14
	7,500	-0-	$6.010	09/27/16
	6,000	3,000	$4.480	11/06/17
	5,000	10,000	$3.140	05/12/18
	-0-	30,000	$1.020	05/04/19
					—	—

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

Severance Protection. Please see discussion of severance benefits under “Executive Compensation - Employment Agreements” above.

Change in Control. Upon a change in control, the 2001 Equity Compensation Plan (the predecessor to the 2004 Equity Compensation Plan), the 2004 Equity Compensation Plan and the 2010 Equity Compensation Plan (the proposed successor to the 2004 Equity Compensation Plan), provide that: (1) vesting under all outstanding stock options will automatically accelerate and each option will become fully exercisable; (2) the restrictions and conditions on all outstanding restricted shares shall immediately lapse; and (3) the holders of performance shares will receive a payment in settlement of the performance shares, in an amount determined by the Compensation and Governance Committee, based on the target payment for the performance period and the portion of the performance period that precedes the change in control. If the Company is not the surviving entity, the successor is required to assume all unexercised options. Under the Company’s 1992 Stock Option Plan, the vesting of options issued in connection with the plan is accelerated upon a “sale or merger” (as defined in the 1992 Stock Option Plan).

The following table quantifies the estimated payments that would be made in each covered circumstance:

NAME	TERMINATION BY COMPANY WITHOUT CAUSE (1)	CHANGE IN CONTROL (2)	INVOLUNTARY TERMINATION IN CONNECTION WITH OR FOLLOWING A CHANGE IN CONTROL (3)
Jess Jankowski	$275,000	$-0-	$550,000
Frank Cesario	$9,000	$-0-	$9,000
David Nelson	$185,000	$-0-	$185,000
Patrick Murray	$75,000	$-0-	$75,000
Nancy Baldwin	$75,000	$-0-	$75,000
H. Glenn Judd	$74,000	$-0-	$74,000

(1)	This amount represents the severance benefits that would be received under the executive officer's employment agreement as described had the executive officer been terminated by the Company without cause on December 31, 2009.
(2)	This amount represents an estimate of the value that would have been received under the equity incentive plans had a change in control occurred as of December 31, 2009 and the executive officers benefited from an acceleration of vesting in the equity-based plan awards as described above. For this purpose, the share price as of December 31, 2009 was used. The amount represents the difference between the exercise price of any unvested options and $0.87.
(3)	This amount represents an estimate of the payments and value that would have been received by the executive officers had the executive officers been terminated by the Company without cause on December 31, 2009 in connection with a change in control on this date. It is the sum of the first two columns, except with respect to Mr. Jankowski, who would receive 104 weeks of his base salary upon termination without cause within two years after a change in control.

SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 15, 2010 certain information with respect to the beneficial ownership of the common stock by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (2) each Company director, (3) each of the Company’s named executive officers and (4) all Company executive officers and directors as a group.

Name	Number of Shares Beneficially Owned (1)		Percent of Shares Beneficially Owned
Bradford T. Whitmore	5,188,307	(2)	24.47%
Spurgeon Corporation	4,763,920	(3)	22.47%
Grace Brothers, Ltd.	4,463,920	(4)	21.05%
Altana Chemie, AG	1,256,281	(5)	5.92%
James A. Henderson	22,410	(6)	*
Richard W. Siegel, Ph.D.	223,350	(7)	1.05%
James McClung	31,771	(8)	*
Jerry Pearlman	39,948	(9)	*
Donald S. Perkins	69,811	(10)	*
R. Janet Whitmore	184,291	(11)	*
George A. Vincent, III	6,667	(12)	*
Jess Jankowski	172,524	(13)	*
David Nelson	56,333	(14)	*
Patrick Murray, Ph.D.	44,066	(15)	*
Nancy Baldwin	52,500	(16)	*
Frank Cesario	6,666	(17)	*
All executive officers and directors as a group (13 persons)	959,170	(18)	4.49%

Unless otherwise indicated below, the persons address is the same as the address for the Company.

*	Denotes beneficial ownership of less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”). Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Includes 4,463,920 shares of common stock held by Grace Brothers, Ltd., 300,000 shares of common stock held by Grace Investments, Ltd. and 424,387 shares held by Bradford T. Whitmore. Mr. Whitmore is a general partner of both Grace entities. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of common stock held by the Grace entities. This information is based on information reported on Form 4 filed on December 24, 2009 with the Commission by Mr. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(3)	Includes 4,463,920 shares of common stock held by Grace Brothers, Ltd. and 300,000 shares of common stock held by Grace Investments, Ltd. Spurgeon Corporation is a general partner of both Grace entities and shares voting and investment power with respect to the shares of common stock held by such Grace entities. This information is based on information reported on Form 4 filed on December 24, 2009 with the Commission by Spurgeon Corporation. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(4)	This information is based on information reported on Form 4 filed on December 24, 2009 with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(5)	In accordance with the terms of the private placement of 1,256,281 shares of common stock to Altana Chemie GmbH, the Company filed a registration statement for the shares on February 5, 2007 which was declared effective by the SEC on May 18, 2007.
(6)	Includes Mr. Henderson’s 14,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(7)	Includes Dr. Siegel’s 6,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(8)	Includes Mr. McClung’s 8,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(9)	Includes Mr. Pearlman’s 8,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(10)	Includes Mr. Perkins’ 21,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(11)	Includes Ms. Whitmore’s 10,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(12)	Includes Mr. Vincent’s 6,667 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(13)	Includes Mr. Jankowski’s 159,108 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(14)	Includes Mr. Nelson’s 54,333 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(15)	Includes Dr. Murray’s 44,066 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(16)	Includes Ms. Baldwin’s 52,500 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(17)	Includes Mr. Cesario’s 6,666 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.
(18)	Includes all executive officers and directors as a group’s 959,170 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of May 15, 2010.

Equity Compensation Plan Information

The following table gives information as of December 31, 2009 about our common stock that may be issued upon the exercise of options and rights under our compensation plans, including the 1992 Amended and Restated Stock Option Plan, the 2001 and the Amended 2004 Equity Compensation Plan and the 2005 Non-Employee Director Restricted Stock Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		(b) Weighted Average Exercise Price of Outstanding Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))		(d) Total of Securities Reflected in Columns (a) and (c)
Plans Approved by Shareholders	1,046,075	(1)	$4.13	654,805	(2)	1,700,880
Plans Not Approved by Shareholders	None		$—	None		—

(1)	Consists of the 1992 Amended and Restated Stock Option Plan, the 2001 and the Amended 2004 Equity Compensation Plans and shares of authorized but unissued Preferred Stock.
(2)	Consists of shares available for future issuance under the Amended 2004 Equity Compensation Plan and the 2005 Non-Employee Director Restricted Stock Plan. The proposed 2010 Equity Compensation Plan, if approved, will replace the foregoing plans and increase the number of shares available for future issuance. For more detail on the proposed plan, please see the discussion below under Proposal 3 – Adoption of the 2010 Equity Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review of Related Person Transactions. The Company had no transactions in 2009 in which any related person had or will have a direct or indirect material interest.

Director Independence. The Board of Directors has determined that the following directors are “independent” as that term is defined in (i) paragraph (m) of Section 10A of the Securities Exchange Act of 1934 (15 U.S.C. 78f), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and (ii) the rules of the NASDAQ stock market: Mr. McClung, Mr. Henderson, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent.

The Board of Directors has established an Audit and Finance Committee, Compensation and Governance Committee and a Nominating Committee each comprised entirely of independent directors. The members of the Audit and Finance Committee are Mr. McClung (Chairman), Mr. Pearlman, Mr. Perkins and Mr. Vincent. The members of the Compensation and Governance Committee are Mr. Pearlman (Chairman), Mr. Henderson, Mr. Perkins and Mr. Vincent. The members of the Nominating Committee are Mr. Henderson (Chairman), Mr. McClung, Mr. Pearlman, Mr. Perkins, Dr. Siegel and Mr. Vincent.

PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved and recommends that the shareholders adopt an amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of common stock of the Company from 30,000,000 to 35,000,000. The Company is currently authorized to issue 24,088 shares of preferred stock and the proposed amendment will not affect this authorization. The form of the proposed amendment is included as Exhibit A of this Proxy Statement.

If the amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Purpose of the Proposed Amendment — Presently, except as described in Proposal 3 related to the 2010 Equity Compensation Plan, the Board of Directors has no immediate or specific plans to issue the additional shares of common stock. But the Board believes it is in the best interest of the Company to have additional authorized shares available to provide the Company with flexibility in responding to potential business opportunities in the future. The additional shares may be used for various purposes at the direction of the Board of Directors, when such issuance is deemed to be in the best interests of the Company. These purposes may include: establishing strategic relationships with other companies, expanding business or product lines through the acquisition of other businesses or products, and other corporate purposes.

The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the proposed amendment and issuance of the common stock would not directly affect the rights of the holders of currently outstanding common stock, but effects incidental to the increase are possible. The issuance may decrease the proportionate holdings of existing stockholders and could have the effect of diluting voting power per share.

Required Vote — To be approved, Proposal 2 must receive “For” votes from a majority of the shares outstanding on the record date. As a result, abstentions and broker non-votes will have the same effect as a vote “Against” such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 35 MILLION SHARES.

PROPOSAL 3

ADOPTION OF THE 2010 EQUITY COMPENSATION PLAN

The Board of Directors has approved and recommends that the shareholders adopt the Company’s 2010 Equity Compensation Plan (the “Plan” or the “2010 Plan”), which is designed to replace the existing 2004 Equity Compensation Plan (the “2004 Plan”), the 2005 Non-Employee Director Restricted Stock Plan (as amended, the “2005 Plan”), and the Amended and Restated 2006 Stock Appreciation Rights Plan (the “2006 Plan”). These three plans would be terminated and shall collectively be referred to as the “Terminating Plans”.

The following is a general summary of the 2010 Plan and is qualified in its entirety by the full text of the 2010 Plan attached to this Proxy Statement as Exhibit B. Capitalized terms not defined herein have the meanings ascribed to such terms in the plan document.

Purpose of the 2010 Plan — The Company’s Board believes that the proposed 2010 Plan will simplify the Company’s equity compensation structure by combining three plan documents into a single plan document, and by increasing to 3 million the aggregate number of shares that may be granted (an increase of 1,650,000 shares over the aggregate of the Terminating Plans as further described below) and strengthen the Company’s continued capacity to attract and retain the services of key employees and directors who will contribute to the Company’s long-term growth and financial success. The Board recognizes that there is competition among businesses for talented employees and that these employees play an important role in maintaining the Company’s technology leadership position in nanomaterials and advanced nanoengineered products. The Board believes that the equity compensation available under the 2010 Plan, and the enhanced flexibility provided by the amendment, is vital to our ability to secure and build the Company’s talented human resources and thereby remain competitive and a technology leader in our industry.

Administration — The 2010 Plan will be administered by the Compensation and Governance Committee of the Board of Directors (the “Committee”). The Committee will have sole authority to (i) determine the individuals to whom grants shall be made under the 2010 Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) make all determinations with respect to any other matters arising under the 2010 Plan.

Participants — Participants of the 2010 Plan will include certain employees of the Company and certain advisors, including non-employee members of the Board who perform services for the Company, as designated by the Committee.

Shares Available for the 2010 Plan — Subject to adjustment as provided in the 2010 Plan (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of common stock that may be issued under the 2010 Plan is 3,000,000 shares (up from 1,200,000 in the 2004 Plan and 150,000 in the 2005 Plan) and the maximum number of shares of common stock that may be issued under the 2010 Plan in any single calendar year is the lesser of 2% of outstanding shares of the Company’s common stock for employees and 0.5% for directors, or 600,000 shares in the aggregate (subject to exceptions contained in the Plan). For purposes of calculating the aggregate number of shares available for grants and calculating the limitations on calendar year grants, each grant of a Restricted Share or a Performance Share (other than New Hire Grants) shall be the equivalent of a grant of three (3) shares.

Awards — Awards under the 2010 Plan may consist of grants of (i) incentive stock options as described in Section 2.1 (“Incentive Stock Options”), (ii) non-qualified options as described in Section 2.1 (“Non-qualified Options”) (Incentive Stock Options and Non-qualified Options are collectively referred to as “Options”), (iii) restricted stock as described in Section 2.2 (“Restricted Shares”), (iv) performance stock as described in Section 2.3 (“Performance Shares”) and (v) Stock Appreciation Rights as described in Section 2.4 (“SARs”) (collectively “Grants”). The terms and features of the various forms of Grants are described more fully in the 2010 Plan itself, attached as Exhibit B.

No person may receive more than 20% of the aggregate number of any class of Grants made during any calendar year. For purposes of calculating the aggregate number of shares of each class, (1) Options will be deemed a single class of Grants and (2) Restricted Shares and performance Shares will together be deemed a single class of Grants. In addition, the aggregate number of Restricted Shares and Performance Shares (taken as a single class) granted in any calendar year shall not exceed the lesser of 100,000 Shares or 50% of the aggregate number of Shares subject to all Grants made during any calendar year. However, the limitations set forth in this paragraph will not apply to grants made to a person as an inducement material to the individual’s entering into employment with the Company (“New Hire Grants”).

Reorganization or Change in Control — Under the 2010 Plan, a “Reorganization” shall be deemed to occur if the shareholders of the Company approve (or, if shareholder approval is not required, the Board of Directors approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares of the Company’s stock entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company. A “Change of Control” shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any of its subsidiaries or affiliates becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board of Directors.

Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation. In addition, upon any Reorganization or a Change of Control, (i) the Company will provide each participant with outstanding grants written notice of such event, (ii) all outstanding Options will automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Shares will immediately lapse, and (iv) grantees holding Performance Shares will receive a payment in settlement of such Performance Shares, in an amount determined by the Committee.

Termination and Amendment — The Board of Directors may at any time terminate or from time to time amend the 2010 Plan; provided that the Board of Directors may not make any amendment to the 2010 Plan without the approval of the shareholders, if such shareholder approval is required by any requirement of applicable law or regulation. The 2010 Plan shall terminate on the day immediately preceding the tenth anniversary of the effective date of the plan, unless the plan is terminated earlier by the Board of Directors or is extended by the Board of Directors with the approval of the shareholders.

United States Federal Income Tax Consequences — The following discussion briefly summarizes the material federal income tax consequences of participation in the 2010 Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular participant. The discussion is limited to the impact of the Internal Revenue Code as is currently in effect upon United States citizens residing in the United States.

Stock Options. Under the Internal Revenue Code, a participant granted a Nonqualified Stock Option or Incentive Stock Option generally realizes no taxable income upon receipt of the stock option, but in the case of a Nonqualified Stock Option a participant is deemed to have realized ordinary taxable income upon the exercise of the stock option equal to the excess of the fair market value of the shares of Common Stock acquired at the time of the exercise of the stock option over the exercise price of such stock option. The Company will be entitled to a deduction equal to the same amount to the extent such amount is treated as reasonable compensation under the Internal Revenue Code. The deduction will be allowed in the Company’s taxable year which includes the last day of the participant’s taxable year in which the stock option is exercised. A participant’s tax basis in shares of Common Stock acquired upon the exercise of a stock option will be the fair market value of such Common Stock shares on the date the stock option is exercised.

Restricted Share. A recipient of a Restricted Share award will recognize ordinary income equal to the fair market value of the common stock at the time the restrictions on the Restricted Share lapse, less any amount which the recipient paid for the stock. However, instead of postponing the income tax consequences of a stock award, the recipient may elect to include the fair market value of the common stock (less any purchase price paid) in income in the year the award is granted. This election is made under Section 83(b) of the Code by filing a written notice with the Internal Revenue Service. In general, the Company receives a deduction for federal income tax purposes equal to the amount of compensation recognized by the recipient at the time the recipient recognizes such income. The tax treatment of the subsequent disposition of Restricted Share will depend upon whether the recipient has made a Section 83(b) election to include the value of the common stock in income when awarded. If the recipient makes a Section 83(b) election and elects to include the fair market value of the common stock (less any purchase price paid) in income in the year the award is granted, any subsequent disposition will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date of grant. If no Section 83(b) election is made and the recipient has recognized ordinary income equal to the fair market value of the common stock at the time the restrictions lapse, less any amount the recipient paid for the stock, any disposition will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date the restrictions lapsed.

Performance Share. A participant will not recognize income and will not be taxed upon the grant of Performance Shares. Generally, at the time a participant receives payment under Performance Shares, the participant will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the shares received, and the Company will then be entitled to a corresponding deduction.

Stock Appreciation Right. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

Withholding Taxes. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding (including all federal, state and local taxes) determined by the Committee to be required by law. If the Committee so permits, a Grantee may make a written election to satisfy the Company’s income tax withholding obligation with respect to an Option, Restricted Shares or Performance Shares by having Shares withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares (not subject to restrictions hereunder).

Outstanding Grants and Effect on Prior Plans — Upon the effective date of the 2010 Plan, the 2004 Plan, the 2005 Plan and the 2006 Plan shall be terminated subject to the provisions of Section 3.5(c) of the 2004 Plan, Section 3.2 of the 2005 Plan and Section 3.1 of the 2006 Plan, each relating to the post-termination effectiveness of grants under the 2004 Plan, the 2005 Plan and the 2006 Plan, respectively. The 2010 Plan shall not be deemed an amendment or restatement of the 2004 Plan, the 2005 Plan or the 2006 Plan. Nothing in the 2010 Plan shall be deemed to impair the rights of or give any new or additional rights to any person who received grants under the 2004 Plan, the 2005 Plan or the 2006 Plan.

Vote Required — To be approved, Proposal 3 must receive “For” votes from a majority of the shares represented in person or by proxy to become effective. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect for purposes of determining whether Proposal 3 has been approved.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit and Finance Committee has appointed McGladrey and Pullen, LLP, an independent registered public accounting firm, as auditors of the Company's financial statements for the year ended December 31, 2010. McGladrey and Pullen, LLP has been engaged as auditors for the Company beginning in November 2001. The Audit and Finance Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit and Finance Committee’s appointment of McGladrey & Pullen, LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of McGladrey & Pullen, LLP, the Audit and Finance Committee will interpret this as an instruction to seek other auditors. The following fees were incurred by the Company for the services of McGladrey & Pullen, LLP in relation to the 2009 and 2008 fiscal years.

Audit Fees. The aggregate amount billed by our principal accountant, McGladrey & Pullen, LLP, for audit services performed for the fiscal years ended December 31, 2009 and 2008 was $163,000 and $164,000, respectively. Audit services include the auditing of financial statements and quarterly reviews.

Audit Related Fees. Total fees billed by McGladrey & Pullen, LLP were $16,000 and $14,000 for the years ended December 31, 2009 and 2008, which included costs incurred for reviews of registration statements, assistance with Staff comment letters, and consultation on various accounting matters in support of the Company’s financial statements.

Tax Fees. Total fees billed by RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for tax related services for the fiscal years ended December 31, 2009 and 2008 were $7,000 and $9,000, respectively. These services include the preparation of federal and state income tax returns and other tax matters.

All Other Fees. Other than those fees described above, during the fiscal year ended December 31, 2009 and 2008, there were no other fees billed for services performed by McGladrey & Pullen, LLP or RSM McGladrey, Inc.

All of the fees described above were approved by the Company’s Audit and Finance Committee.

Audit Committee Pre-Approval Policies and Procedures. The Company’s Audit and Finance Committee pre-approves the audit and non-audit services performed by McGladrey & Pullen, LLP, our principal accountants, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) in order to assure that the provision of such services does not impair McGladrey & Pullen, LLP’s independence. Unless a type of service to be provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. has received general pre-approval, it will require specific pre-approval by the Audit and Finance Committee. In addition, any proposed services exceeding pre-approval cost levels will require specific pre-approval by the Audit and Finance Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit and Finance Committee specifically provides for a different period. The Audit and Finance Committee will periodically revise the list of pre-approved services, based on subsequent determinations, and has delegated pre-approval authority to the Chairman of the Audit and Finance Committee. In the event the Chairman exercises such delegated authority, he shall report such pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting. The Audit and Finance Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

It is expected that representatives of McGladrey & Pullen will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS AND THE AUDIT AND FINANCE COMMITTEE RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2010.

MISCELLANEOUS AND OTHER MATTERS

Solicitation — The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company’s expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders — Proposals of stockholders (1) intended to be considered at the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) and (2) to be considered for inclusion in the Company’s proxy statement and proxy for the 2011 Annual Meeting must be received by the Secretary of the Company on or before January 4, 2011. If a stockholder submits a proposal to be considered at the 2011 Annual Meeting other than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and does not provide notice of such proposal to the Company by March 18, 2011, the holders of any proxy solicited by the Company’s Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

Other Business — The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company’s Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2009, all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, with one exception. An option grant to Mr. Jankowski on May 4, 2009 was filed one day late, on May 7, 2009.

Historical Legal Proceedings Involving Director — In 2001, George Tatz, a purchaser of 200 shares of the Company’s common stock, filed a class action complaint against the Company and its former Chief Executive Officer, Joseph Cross, in the United States District Court for the Northern District of Illinois. The complaint alleged that defendants violated the federal Securities Exchange Act of 1934 (the “Act”) by making supposedly fraudulent material misstatements of fact in connection with the Company’s public disclosures about a British customer, Celox. Plaintiff subsequently filed an amended complaint, alleging that the Company, three former officers and Jess Jankowski, then-acting chief financial officer, made additional supposedly fraudulent material misstatements of fact in connection with the Company’s public disclosures concerning the Company’s dealings with Celox. The Company denied these allegations. The Company and its directors and officers liability insurance carrier decided in 2003 to avoid protracted litigation and defense costs by agreeing to settle all claims against all defendants for $2,500,000. Thereafter, the Court approved the settlement and dismissed the case with prejudice. The settlement did not admit liability by any party. In 2005, the Court ordered distribution of the net settlement fund to the plaintiff class. Because the settlement was funded by the Company’s directors and officers liability insurance, the settlement did not have a material adverse effect on the Company’s financial position or results of operation.

Additional Information — The Company will furnish without charge a copy of its Annual Report on Form 10-K for its year ended December 31, 2009, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed the Company’s reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Nancy Baldwin, Vice President - Human Resources and Investor Relations.

By order of the Board of Directors

/s/ FRANK CESARIO
Frank Cesario
Chief Financial Officer

Romeoville, Illinois

July 9, 2010

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,

DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

Exhibit A

SECOND AMENDMENT

TO

THE CERTIFICATE OF INCORPORATION

OF

NANOPHASE TECHNOLOGIES CORPORATION

Pursuant to the Certificate of Incorporation of Nanophase Technologies Corporation, as amended, and Delaware General Corporation Law, the undersigned corporation hereby adopts the following Amendment to its Certificate of Incorporation:

FIRST: That at a meeting of the Board of Directors of Nanophase Technologies Corporation (the “Corporation”) resolutions were duly adopted setting forth this proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and preparing a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: Article IV, Section A of the Certificate of Incorporation of the Corporation is hereby amended as follows:

ARTICLE IV

A. The Corporation shall have authority to issue the following classes of stock in the number of shares and at the par value as indicated opposite the name of the class:

Class	Number of Shares Authorized	Par Value per Share
Common Stock (“the Common Stock”)	35,000,000	$.01
Preferred Stock (the “Preferred Stock”)	24,088	$.01

The designations and the powers, preferences and relative participating, option or other rights of the Common and Preferred stockholders, and the qualifications, limitations or restrictions thereof remain unchanged.

THIRD: Pursuant to Section 242 of the Delaware General Corporation Law, a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class has duly approved, the amendment to the Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

FOURTH: That said amendment was duly adopted, in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

FIFTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being the Chief Financial Officer of the Corporation, for purposes of amending its Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument this          day of August, 2010.

Nanophase Technologies Corporation

By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Exhibit B

NANOPHASE TECHNOLOGIES CORPORATION

2010 EQUITY COMPENSATION PLAN

The purpose of the 2010 Nanophase Technologies Corporation Equity Compensation Plan (the “Plan”) is to provide designated employees of Nanophase Technologies Corporation (the “Company”) and its subsidiaries, and certain advisors, including non-employee members of the Board of Directors of the Company (the “Board”) who perform services for the Company or its subsidiaries, with the opportunity to receive grants of incentive stock options, non-qualified options, restricted shares, performance shares and stock appreciation rights. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

ARTICLE I

ADMINISTRATION OF THE PLAN

Section 1.1 Administration.

(a) Committee. The Plan shall be administered and interpreted by the Compensation and Governance Committee of the Board (the “Committee”). The Committee shall consist of three or more persons appointed by the Board, all of whom shall be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and related Treasury regulations, shall be “non-employee directors” as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be “independent directors” as defined in NASDAQ Marketplace Rule 4200(15), as amended.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) make all determinations with respect to any other matters arising under the Plan. The Committee may delegate the authority to make grants during the periods between regularly scheduled meetings of the Committee; however, grants in excess of 5,000 shares or grants with non-standard terms shall be made subject to Committee approval. Any grant made pursuant to the Committee’s delegated authority shall be reported to the Board at the next meeting following the grant.

(c) Committee Determinations. The Committee shall have power and authority to interpret the Plan, make factual determinations, and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations and determinations shall be conclusive and binding on all persons having any interest in the Plan. Determinations made by the Committee under the Plan need not be uniform as to similarly situated individuals.

Section 1.2 Grants. Awards under the Plan may consist of grants of (i) incentive stock options as described in Section 2.1 (“Incentive Stock Options”), (ii) non-qualified options as described in Section 2.1 (“Non-qualified Options”) (Incentive Stock Options and Non-qualified Options are

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collectively referred to as “Options”), (iii) restricted stock as described in Section 2.2 (“Restricted Shares”), (iv) performance stock as described in Section 2.3 (“Performance Shares”) and (v) Stock Appreciation Rights as described in Section 2.4 (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions specified in the individual in a grant instrument (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant Instrument. Subject to the sole discretion of the Committee as contemplated by Section 1.1(c) above, it is the intent of the Company that grants of Options will be preferred over other Grants under this Plan.

Section 1.3 Shares Subject to the Plan.

(a) Shares Authorized.

(i) For purposes of the Plan, a “Share” means one share of common stock of the Company, par value $0.01 per share. Subject to adjustments as provided in Section 1.3(b) below, the aggregate number of Shares available for Grants under the Plan shall be 3,000,000 Shares. For purposes of calculating the aggregate number of Shares available for Grants and calculating the limitations on calendar year Grants set forth in subsection (ii) below, each Grant of a Restricted Share or a Performance Share (other than New Hire Grants contemplated in subsection (iii) below) shall be the equivalent of a Grant of three (3) Shares.

(ii) For each calendar year, Grants under the Plan shall also be subject to the following limitations:

(A) Subject to adjustments as provided in Section 1.3(b) below, the maximum aggregate number of Shares that shall be subject to Grants made under this Plan during any calendar year shall be 600,000 Shares.

(B) No grant recipient (“Grantee”) shall receive more than twenty (20) percent of the aggregate number of any class of Grants made during any calendar year. As used in this subsection, (1) Options will be deemed a single class of Grants, and (2) Restricted Shares and Performance Shares will together be deemed a single class of Grants.

(C) Following the application of the final sentence of subsection (i) above, the aggregate number of Restricted Shares and Performance Shares (taken as a single class) granted in any calendar year shall not exceed the lesser of 100,000 Shares or fifty (50) percent of the aggregate number of Shares subject to all Grants made during any calendar year.

(D) During each calendar year, Employees shall be granted under the Plan no more than two (2) percent of the Company’s outstanding Shares and Non-Employee Directors shall be granted no more than one-half (1/2) percent of the Company’s outstanding Shares. The number of outstanding Shares for purpose of this subsection will be determined as of the first business day of each applicable calendar year on a fully-diluted basis.

(iii) The limitations set forth in subsection (ii) above shall not apply to Grants made to a person as an inducement material to the individual’s entering into employment with the Company (“New Hire Grants”), except for the overall limit as described in subsection (ii)(A). In addition, New Hire Grants shall not count against the aggregate maximum amounts set forth above in subsection (ii) above except for subsection (ii)(A).

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(iv) The Shares may be authorized but unissued Shares or reacquired Shares, including Shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the Shares subject to such Grants shall again be available for purposes of the Plan.

(b) Adjustments for Significant Events. If the number or kind of outstanding Shares change by reason of (i) a dividend, spin-off, recapitalization, split or combination or exchange of Shares, (ii) a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Shares of the Company as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of a spin-off or the Company’s payment of an extraordinary dividend or distribution the maximum number of Shares available for Grants, the maximum number of Shares that any individual participating in the Plan may be granted in any year, the number of Shares covered by outstanding Grants, the kind of Shares issued under the Plan, and the price per Share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants. Any fractional Shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. Any Restricted Shares distributed to a Grantee, or which a Grantee is entitled to receive by reason of any of the events described in clauses (i), (ii), (iii) or (iv) above shall be subject to the restrictions and requirements imposed on such Restricted Shares as provided in Section 2.2, unless determined otherwise by the Committee.

Section 1.4 Eligibility for Participation.

(a) Eligible Persons. All employees of the Company, its parents and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its parents or its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants.

ARTICLE II

EQUITY INCENTIVE GRANTS

Section 2.1 Options.

(a) Number of Shares. The Committee shall determine the number of Shares that will be subject to each Grant of Options.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Non-qualified

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Options that are not intended so to qualify or any combination of Incentive Stock Options and Non-qualified Options.

(ii) The purchase price (the “Exercise Price”) of Shares subject to an Option shall be equal to, or greater than, the Fair Market Value (as defined below) of a Share on the date the Option is granted. The Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a Share on the date the Incentive Stock Option is granted and may not be granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per Share is not less than 110% of the Fair Market Value of a Share on the date of grant.

(iii) If the Shares are publicly traded, then the Fair Market Value per Share shall be determined as follows: (x) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the date of grant or, if there were no trades on that date, the earliest subsequent date upon which a sale was reported, or (y) if the Shares are not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of a Share on the following date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Shares are not publicly traded or, if publicly traded, are not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per Share shall be as determined in good faith by the Committee; provided that, if the Shares are publicly traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 trading days.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. For Incentive Stock Options granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company, or any parent or subsidiary of the Company, the term shall not exceed five years from the date of grant.

(d) Vesting of Options. Options shall vest in accord with the terms and conditions specified in the Grant Instrument. The Committee may accelerate the vesting of any or all outstanding Options at any time for any reason.

(e) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is an Employee, Key Advisor or member of the Board. In the event that a Grantee has a Termination of Service (as defined below) for any reason other than Disability (as defined below), death or Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date of such termination, but in any event no later than the date of expiration of the Option term. Any Options that the Grantee cannot exercise at the time of a Termination of Service shall terminate as of such date.

(ii) In the event a Grantee is terminated for Cause, unless otherwise determined by the Committee (x) any Option held by the Grantee shall terminate as of the date of such Termination of Service and (y) the Grantee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such Shares.

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(iii) In the event a Grantee has a Termination of Service on account of Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such Termination of Service, but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee’s Options which are not otherwise exercisable as of the date of such Termination of Service shall terminate as of such date.

(iv) If the Grantee dies while an Employee, Key Advisor or member of the Board or within 90 days after the date on which the Grantee has a Termination of Service, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such death or Termination of Service, but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee’s Options that are not otherwise exercisable as of the date shall terminate as of such date.

(v) For purposes of the Plan:

(A) “Cause” shall mean a finding by the Committee that (1) the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company or its parent and subsidiary corporations, (2) has been engaged in disloyalty to the Company or its parent and subsidiary corporations, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, (3) has disclosed trade secrets or confidential information of the Company or its parents and subsidiary corporations to persons not entitled to receive such information or (4) has entered into competition with the Company or its parent or Subsidiary Corporations. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining “Cause,” then such definition shall supersede the foregoing definition.

(B) “Disability” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining “Disability,” then such definition shall supersede the foregoing definition.

(C) “Termination of Service” shall mean a Grantee’s termination of employment or service as an Employee, Key Advisor or member of the Board unless the Grantee continues without interruption to serve thereafter in another such capacities.

(f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price (x) in cash, (y) by delivering Shares owned by the Grantee for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and to avoid adverse accounting consequences to the Company (including Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Committee may approve, including payment through a broker in accord with procedures permitted by Regulation T of the Federal Reserve Board; provided, that, for purposes of assisting a Grantee (other than a Grantee who is a director or an executive officer of the Company) to exercise an Option, the Company may make loans to such Grantee or guarantee loans made by third parties to such Grantee, on such terms and conditions as the Committee may authorize. Such Grantee shall pay the Exercise Price at the time of exercise and shall satisfy the withholding tax requirements of Section 3.1.

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(g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Shares on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan and any other equity compensation plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Non-qualified Option. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a parent or subsidiary of the Company (within the meaning of Section 424(f) of the Code).

Section 2.2 Restricted Shares.

(a) General Requirements. Shares issued or transferred pursuant to Restricted Share Grants may be issued or transferred for consideration or for no consideration. The period of time, if any, during which the Restricted Shares will remain subject to restrictions and any performance conditions imposed by the Committee will be designated in the Grant Instrument as the “Restriction Period.” All restrictions on transfer of Restricted Shares will be stated on the Grant Instrument.

(b) Number of Shares. The Committee shall determine the number of Restricted Shares to be issued or transferred.

(c) Requirement of Employment. If a Grantee, who is an Employee, has a Termination of Service during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Share Grant shall terminate as to all Shares covered by the Grant as to which the restrictions have not lapsed, and those Shares must be immediately returned to the Company, and the Company shall refund to the Grantee the lesser of (x) the consideration, if any, paid by the Grantee for such Shares and (y) the Fair Market Value of the Shares as of the date of such Termination of Service. The Committee may provide for complete or partial exceptions to these requirements.

(d) Restrictions on Transfer and Legend on Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Shares except as permitted under Section 3.2. Each certificate for Restricted Shares shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the certificate covering the Restricted Shares when all restrictions on such Shares have lapsed. The Committee may determine that the Company will not issue certificates for Restricted Shares until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Restricted Shares until all restrictions on such Shares have lapsed.

(e) Right to Vote and to Receive Dividends. Holders of Restricted Shares may be granted the right to vote the Restricted Shares and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee.

(f) Lapse of Restrictions. All restrictions imposed on Restricted Shares shall lapse upon the expiration of the applicable Restriction Period provided that all conditions imposed by the Committee are satisfied. In the event that the conditions imposed by the Committee on such Restricted Shares are not satisfied, the Restricted Shares shall be forfeited unless the Committee determines that the restrictions shall lapse without regard to any Restriction Period. Any Restricted Shares that are forfeited for failure to satisfy the conditions imposed by the Committee shall again be available for purposes of the Plan.

(g) Deferral of Receipt. Notwithstanding anything to the contrary in this Plan, a Grantee, who is a Non-Employee Director, may, in a manner prescribed by the Committee, elect to defer the receipt of all the Restricted Shares subject to a Grant Instrument. Such election must be made before the

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end of the calendar year prior to the year in which the Restricted Shares are granted. Any election may either: (i) continue in effect until the Grantee changes or discontinues it or (ii) apply for a single year only. Any change or discontinuance of an election shall be effective for the year beginning after the change or discontinuance notice is received by the Committee. Elections must be made on a form and in a manner prescribed by the Committee. Any Restricted Shares deferred pursuant to this Section 2.2(g) shall be distributed to the Grantee (or his or her beneficiary, as applicable) as soon as administratively possible following the Grantee’s separation from service to the Company (within the meaning provided in Code Section 409A) or upon a Change of Control or a Reorganization (as each term is defined in Section 3.3). The eventual payment of the deferred Restricted Shares shall not be secured in any way and shall be a general obligation of the Company. The Committee may hold the Restricted Shares in a grantor trust established by the Company for purposes of meeting its obligations with respect to deferred compensation under this Plan or any other plan established by the Company. The Restricted Shares deferred pursuant to this Section 2.2 shall be credited for the benefit of any participating Grantee pursuant to the terms of the Plan. During the deferral period, the deferred Restricted Shares shall not be available for issuance under this Plan.

Section 2.3 Performance Shares.

(a) General Requirements. Each Performance Share shall represent the right of the Grantee to receive an amount based on the value of the Performance Share, if performance goals established by the Committee are met. The value of a Performance Share shall be based on the Fair Market Value of a Share as of the date of payment in respect of such Performance Share is to be made or on such other measurement base as the Committee deems appropriate. The Committee shall determine the requirements applicable to such Shares.

(b) Performance Period and Performance Goals. When Performance Shares are granted, the Committee shall establish the period during which performance shall be measured (the “Performance Period”) and performance goals applicable to the Shares (“Performance Goals”), if any. Performance Goals may relate to the financial performance of the Company or its operating shares, the performance of Shares, individual performance, or such other criteria as the Committee deems appropriate.

(c) Payment with respect to Performance Shares. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Shares have been met and the amount, if any, to be paid. Payments shall be made in Shares with any fractional Performance Share paid in cash. Unless otherwise determined by the Committee, any Performance Shares with respect to which the Committee determines that the applicable Performance Goals or other conditions have not been met within the Performance Period shall be forfeited.

(d) Requirement of Employment. If the Grantee has a Termination of Service during a Performance Period, or if other conditions established by the Committee are not met, the Grantee’s Performance Shares shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement.

(e) Restrictions on Transfer. Rights to payments with respect to Performance Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to benefits payable hereunder, shall be void.

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(f) Limited Rights. Performance Shares are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan. Each Grantee’s right in the Performance Shares is limited to the right to receive payment, if any, as may herein be provided. The Performance Shares do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Grantee of Performance Shares to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. Nothing contained in the Plan shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. No provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Performance Share.

Section 2.4 Stock Appreciation Rights.

(a) General Requirements. All Employees, including Employees who are officers or members of the Board, and all Non-Employee Directors, are eligible for a grant of Stock Appreciation Rights (“SARs”).

(b) Exercise Price. The Committee will establish the exercise price of the SAR at the time it is granted, which exercise price will be equal to the Fair Market Value of one Share.

(c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is an Employee or a Non-Employee Director or during an applicable period after the Employee’s or the Non-Employee Director’s separation from service as specified in the Grant Instrument. No SAR may be exercised by an executive officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

(c) Value of SARs. When a Grantee exercises a SAR, the Grantee shall receive in settlement of such SAR an amount equal to the amount by which the Fair Market Value of a Share on the date of exercise of the SAR exceeds the exercise price of the SAR specified in the Grant Instrument. Such amount shall be payable in cash or in Shares at the discretion of the Committee.

ARTICLE III

GENERAL MATTERS

Section 3.1 Withholding of Taxes.

(a) Required Withholdings. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding (including all federal, state and local taxes) determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Grantee to pay the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Shares, (iii) the receipt of a payment in respect of Performance Shares, or (iv) any other applicable income recognition event (for example, an election under Section 83(b) of the Code).

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Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax- withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Grantee and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable options, Restricted Shares or Performance Shares shall be forfeited upon the failure of the Grantee to satisfy such requirements with respect to, as applicable, (i) the exercise of the option or (ii) the lapsing of restrictions on the Restricted Share (or other income recognition event).

(b) Election to Withhold Shares. If the Committee so permits, a Grantee may make a written election to satisfy the Company’s income tax withholding obligation with respect to an Option, Restricted Shares or Performance Shares by having Shares withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares (not subject to restrictions hereunder). The number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Incentive Stock Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such restrictions as it deems necessary or appropriate. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

Section 3.2 Transferability of Grants.

(a) In General. Except as provided in Section 3.2(b), only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights in accordance with the terms of the Plan. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Non-qualified Options. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument that a Grantee may transfer Non-qualified Options to family members or other persons or entities according to such terms as the Committee may determine where the Committee determines that such transferability does not result in accelerated federal income taxation; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 3.3 Reorganization or Change in Control of the Company.

(a) Definitions.

(i) As used herein, a “Reorganization” shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, Shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other

9

disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

(ii) As used herein, a “Change of Control” shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any of its subsidiaries or affiliates becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board.

(b) Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

(c) Notice and Acceleration. Upon a Reorganization or a Change of Control, (i) the Company shall provide each Grantee with outstanding Grants written notice of such event and (ii) all outstanding Options shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Shares shall immediately lapse, and (iv) Grantees holding Performance Shares shall receive a payment in settlement of such Performance Shares, in an amount determined by the Committee, based on the Grantee’s target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

Section 3.4 Requirements for Issuance or Transfer of Shares.

(a) Shareholder’s Agreement. The Committee may require that a Grantee execute a shareholder’s agreement with respect to any Shares distributed pursuant to the Plan.

(b) Limitations on Issuance or Transfer of Shares. No Shares shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan will be subject to such stop-transfer orders, registration and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 3.5 Amendment and Termination of the Plan.

(a) Amendment. If shareholder approval for any amendment to the Plan is required by any applicable law or regulation, the Board may not make such amendment to the Plan without the approval of the shareholders. Otherwise, the Board may amend or terminate the Plan at any time.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date (as defined below), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the

10

Grantee consents or unless the amendment is required in order to comply with applicable law. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accord with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

Section 3.6 Miscellaneous.

(a) Programs. The Committee may adopt one or more programs not inconsistent with this Plan pursuant to which Grants may be made under this Plan. Such programs shall be deemed merely programs of implementation of this Plan and shall not be deemed new plans.

(b) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

(c) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken under it shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

(d) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(e) Section Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

(f) Effective Date of the Plan. Provided the Plan has been approved by the Company’s Board of Directors, the Plan shall be effective on the first business day immediately following the Plan’s approval by the Shareholders of the Company (the “Effective Date”).

(g) Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan, except as provided in Section 2.2(g). The Committee may permit deferrals of compensation pursuant to the terms of the Grant Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Participants shall only be granted Awards under this Plan that meet the requirements of Code Section 409A or qualify for an exemption under Code Section 409A or any related guidance. If any participant receives an Award that does not comply with Code Section 409A or qualify for an exemption thereto, such Award shall be null and void and shall be deemed to have never been granted. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

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(h) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option grant made to such employee by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(i) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(j) Successors. All obligations of the Company under the Plan with respect to awards granted under it shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

(k) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

(l) Transition Provisions Relating to the Prior Plans. Upon the Effective Date of the Plan, the Company’s 2004 Equity Compensation Plan (as amended, the “2004 Plan”), 2005 Non-Employee Director Restricted Stock Plan (as amended, the “2005 Plan”) and Amended and Restated 2006 Stock Appreciation Rights Plan (the “2006 Plan) shall be terminated subject to the provisions of Section 3.5(c) of the 2004 Plan, Section 3.2 of the 2005 Plan and Section 3.1 of the 2006 Plan, each relating to the post-termination effectiveness of grants under the 2004 Plan, the 2005 Plan and the 2006 Plan, respectively. The Plan shall not be deemed an amendment or restatement of the 2004 Plan, the 2005 Plan or the 2006 Plan. Nothing in the Plan shall be deemed to impair the rights of or give any new or additional rights to any person who received grants under the 2004 Plan, the 2005 Plan or the 2006 Plan.

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NANOPHASE TECHNOLOGIES CORPORATION

PROXY	PROXY

NANOPHASE TECHNOLOGIES CORPORATION

1319 MARQUETTE DRIVE

ROMEOVILLE, ILLINOIS 60446

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Jess Jankowski with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorizes Mr. Jankowski to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, 60446, on Monday, August 23, 2010 at 10:00 a.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

h	FOLD AND DETACH HERE	h

NANOPHASE TECHNOLOGIES CORPORATION

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.	☒

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1.	ELECTION OF CLASS I DIRECTORS.

For nominees listed below	☐

Withhold authority to vote	☐

(except as marked to the contrary below)	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW)

James A. Henderson

James A. McClung, Ph.D.

R. Janet Whitmore

2.	PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 35 MILLION SHARES.

FOR	☐

AGAINST	☐

ABSTAIN	☐

3.	PROPOSAL TO APPROVE THE ADOPTION OF THE 2010 EQUITY COMPENSATION PLAN.

FOR	☐

AGAINST	☐

ABSTAIN	☐

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2010.

FOR	☐

AGAINST	☐

ABSTAIN	☐

5.	EACH OF THE PERSONS NAMED AS PROXIES HEREIN ARE AUTHORIZED, IN SUCH PERSON’S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Date:                     , 2010

Signature

Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon.

When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation.

If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

h	FOLD AND DETACH HERE	h